CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Linda Zecher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Evolve Software, Inc. on Form 10-Q for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Evolve Software, Inc.

                                         By:  /s/  Linda  Zecher
                                              ----------------------------
                                         Name:   Linda  Zecher
                                         Title:  President  and
                                                 Chief  Executive  Officer







I, Art Taylor, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Evolve Software, Inc. on Form 10-Q for the for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Evolve Software, Inc.

                                         By:  /s/  Arthur  T.  Taylor
                                            ------------------------------
                                         Name:   Arthur  T.  Taylor
                                         Title:  Chief  Financial  Officer
                                                 and  Vice  President


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